Item 77Q(a)
Copies of Any Material Amendments to the Regisrant's By-Laws or Charter

INDEPENDENCE ONE MUTUAL FUNDS
Amendment No. 11
to
DECLARATION OF TRUST
dated January 9, 1989
	This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

Independence One Equity Plus Fund
	Class Y Shares
	Class B Shares
Independence One Fixed Income Fund
	Class Y Shares
Independence One International Equity Fund
	Class Y Shares
Independence One Michigan Municipal Bond Fund
	Class Y Shares
Independence One Michigan Municipal Cash Fund
	Class K Shares
	Class Y Shares
Independence One Prime Money Market Fund
	Class K Shares
	Class Y Shares
Independence One Small Cap Fund
	Class Y Shares
Independence One U.S. Government Securities Fund
Class B Shares
	Class Y Shares
	Class K Shares, and
Independence One U.S. Treasury Money Market Fund
Class K Shares"

	The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on September 15, 1999.
	WITNESS the due execution hereof this 1st day of October, 1999.

/s/ Robert E. Baker		/s/ Harry J. Nederlander
Robert E Baker	Harry J. Nederlander

/s/ Harold Berry		/s/ Thomas S. Wilson
Harold Berry	Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes
INDEPENDENCE ONE MUTUAL FUNDS
Amendment No. 12
to
DECLARATION OF TRUST
dated January 9, 1989
	This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

Independence One Equity Plus Fund
	Class A Shares
	Class B Shares
	Institutional Shares
Independence One Fixed Income Fund
	Class A Shares
Class B Shares
	Institutional Shares
Independence One International Equity Fund
	Class Y Shares
Independence One Michigan Municipal Bond Fund
	Class Y Shares
Independence One Michigan Municipal Cash Fund
	Class K Shares
	Class Y Shares
Independence One Prime Money Market Fund
	Class K Shares
	Class Y Shares
Independence One Small Cap Fund
	Class Y Shares
Independence One U.S. Government Securities Fund
Class B Shares
	Class Y Shares
	Class K Shares, and
Independence One U.S. Treasury Money Market Fund
Class K Shares"

	The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on March 1, 2000.
	WITNESS the due execution hereof this 1st day of March, 2000.

/s/ Robert E. Baker
Robert E Baker	Harry J. Nederlander

/s/ Harold Berry		/s/ Thomas S. Wilson
Harold Berry	Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes